American Funds Short-Term Tax-Exempt Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
American High-Income Municipal Bond Fund®
The Tax-Exempt Fund of California®
American Funds Tax-Exempt Fund of New York®

Prospectus Supplement

August 13, 2021

(for prospectus dated October 1, 2020, as supplemented to date)

The following is added to the “Appendix – Sales charge waivers” section of the prospectus:

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either i) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or ii) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

JP Morgan Securities

Effective August 30, 2021, investors purchasing through JP Morgan Securities, LLC may invest in Class 529-A shares at net asset value.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-487-0821P Printed in USA CGD/AFD/10039-S87086